 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 2, 2014

OVERTECH CORP.

(Exact name of registrant as specified in its charter)

NEVADA	333 -191251	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Waiblingerstrasse 34 Stuttgart, Germany		70372
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		+49 157 894 69537

Veshnyakovskaya Street, 12-64

Moscow, Russia  111402

Tel:  +49 (0) 172-727-0993
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective July 2, 2014, Pavel Rozum resigned as a Director of Overtech Corp. (the “Company”). The resignation of Mr. Rozum was not due to, and was not been caused by, in whole or in part, any disagreement with the Company related to the Company’s operations, policies, practices or otherwise.

In connection with Mr. Rozum’s resignation, Mr. Rozum has agreed to surrender for cancellation to the Company 4,300,000 shares of the Company’s common stock held by him (the “Share Cancellation”).  In addition, Mr. Rozum agreed to transfer 1,700,000 shares of the Company’s common stock held by him to Dr. Elmedina Adzemovic, the Company’s remaining director (the “Transfer”).  The consideration for the Transfer was the agreement of Dr. Adzemovic to act as a director and officer of the Company.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT.

After giving effect to the Share Cancellation and the Transfer as disclosed above, there is a change in control of the Company as Dr. Adzemovic’s direct beneficial holdings in the Company increased to 57.8%.  The consideration for the Transfer was the agreement of Dr. Adzemovic to act as a director and officer of the Company.

There is no arrangement or understanding between Mr. Rozum and Dr. Adzemovic, or their associates, with respect to election of directors or other matters.

The Company is a shell company; accordingly, we have included in this Current Report on Form 8-K the information that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act.

FORM 10 INFORMATION

BUSINESS

Overview

We were incorporated on November 13, 2012 in the State of Nevada.   We are a development stage company which is in the business of the development and sale of mobile games for the Apple and Android platforms.  Our operations to date have been devoted primarily to start-up and development activities, which include: (i) formation of the Company; (ii) development of our business plan; (iii) website development, and (iv) entering into a Mobile Application Development and Intellectual Property Assignment Agreement with Murad Guseinov, a game developer, to develop our first game.

OUR BUSINESS OF MOBILE GAMES

We plan to develop and sell mobile games for the Apple and Android platforms. We have recently started to develop our first mobile game and have entered into a Mobile Application Development and Intellectual Property Assignment Agreement with Murad Guseinov, a game developer, who has agreed to develop our mobile game software for iOS devices and Android OS devices. The total cost is approximately $15,000 for each platform. During development of our application we need to join the Apple Developer Program, which will cost us US$99/year. We just started to develop a concept for our first mobile game and there is no guarantee that we ever develop this game. We will develop other mobile games when/if our first mobile game is successful and we have available funds for further development.

The concept of our first game features human characters that walk through sheets of constant rain  and the player tries to keep the character as dry as possible as long as possible.  A main building, such as a shop or a movie theater will be located on the left side of the screen.  There will be several characters walking out of the building.  In the beginning of the game, the characters walk slowly and with low frequency out of the building, but the longer the game continues, the speed at which the characters walk and the frequency in which they appear increases.  From the building, the characters walk to the street and keep walking down the sidewalk to the right side of the screen until they leave behind the screen.  Each character has a limit to the level of wetness he or she can endure from the rain, which is visually displayed.  Upon leaving the building, a character begins to get wet from the rain and reaches a wetness limit.  In order for a character to not get wet, a variety of objects protect the character from the rain the player at the bottom of the screen, each of which also has a wetness limit.  Each of the characters comes with its own unique speed.  The game also contains a variety of objects that interfere with the player to slow the character down, such as a car traveling on the road or water shooting from a burst fire hydrant.  Points are scored for each character leaving the screen.  The game ends when three characters soaked. We plan to update games with new characters and environments.

We have still not decided on a name for our first game.

MOBILE GAMES

We plan to develop and sell mobile games for the Apple and Android platforms. We have recently started to develop our first mobile game and have entered into a Mobile Application Development and Intellectual Property Assignment Agreement with Murad Guseinov, a game developer, who has agreed to develop our mobile game software for iOS devices and Android OS devices.  The total cost is anticipated to be approximately $15,000 for each platform. During development of our application we need to join the Apple Developer Program, which will cost us US$99/year. We just started to develop a concept for our first mobile game and there is no guarantee that we ever develop this game. We will develop other mobile games when/if our first mobile game is successful and we have available funds for further development.

A mobile game is a video game played on a feature phone, smartphone PDA, tablet computer, portable media player or calculator. Mobile games are played using the technology present on the device itself. For networked games, there are various technologies in common use. Examples include text message (SMS), multimedia message (MMS) or GPS location identification. However, there are non-networked applications that simply use the device platform to run the game software. Mobile games are usually downloaded via the mobile operator’s network, but in some cases are also loaded in the mobile handsets when purchased, via infrared connection, Bluetooth, or memory card.

THE MARKET

According to eMarketer.com, the number of US mobile gamers is growing and projected to grow.

REVENUE

Mobile game developers can propose and publish their applications on on-line stores, being rewarded by a revenue sharing of the selling price. Most famous is Apple’s App Store, where only approved mobile games and applications may be distributed and run on iOS devices, such as iPod, iPhone and iPad. The service allows users to browse and download applications from the iTunes Store that were developed with the iOS  SDK or Mac SDK and published through Apple, Inc. Depending on the application, they are available either for free or at a cost. The applications can be downloaded directly to a target device, or downloaded onto a PC or Mac via iTunes. 30% of revenue from the store goes to Apple, and 70% go to the producer of the application.

Android Market is another big and popular online software store developed by Google for Android OS devices. Its gateway is an application program called “Market”, preinstalled on most Android devices, allows users to browse and download applications published by third-party developers. Google announced the Android Market on 28 August 2008, and made it available to users on 22 October 2008. The Android Market application is not open source. Only Android devices that comply with Google’s compatibility requirements may install and access Google’s closed-source Android Market application, subject to entering into a licensing agreement with Google. Developers in 29 countries may sell applications on the Android Market. Application developers receive 70% of the application price, with the remaining 30% distributed among carriers and payment processors (Google does not take a percentage).

We plan to generate revenue from the following sources:

Sale of our Mobile Games

We plan to sell our mobile games on the App Store site. Apple claims 30% of the revenue from the sale of each app, leaving us with 70%.

In-Game Purchases

In-game purchases refer to items or points that a player can buy for use within a virtual word to improve a character or enhance the playing experience. The virtual goods that the player receives in exchange for real-world money are non-physical and are generally created by the game ’ s producer.

In-Game Ads

One of the major benefits of advertising on a mobile game is that advertisers can take advantage of the users’ geographic and demographic information and target their ads appropriately. Revenue is generated according to the PPC (Pay Per Click) model, where advertisers pay the hosting service a flat rate each time the ad is clicked.

MARKETING AND SALES STRATEGY

We plan for our mobile games to be marketed as following:

Social Media: We intend to spread information regarding to our mobile games through popular social network platforms such as Twitter, Facebook, MySpace, blogs, etc. We will create forums for users to engage with and support our product, such as a facebook fan page, blog entries and tweets that followers can re-post or link to.

Mobile Games Review Websites: Send out mobile games to mobile games review websites and blogs.

Advertising: We plan to advertise on mobile ad networks.

Press Releases: We will send out a press release in order get our mobile games noticed by the traditional media – newspapers and magazines.

We intend to spend from $6,086 to $25,000 on marketing efforts during the next year. There is no guarantee that we will be able to attract and more importantly retain enough customers to justify our expenditures. If we are unable to generate a significant amount of revenue and to successfully protect ourselves against those risks, then it would materially affect our financial condition and our business could be harmed.

COMPETITION

The mobile game market is highly competitive and rapidly changing. Our ability to compete depends upon many factors within and outside our control, including the timely development and introduction of our mobile game and its enhancements, its functionality, performance, reliability, customer service and support and marketing efforts. Due to the relatively low barriers to entry in the mobile game market, we expect additional competition from other emerging companies. Many of the Company’s existing and potential competitors are substantially larger than us and have significantly greater financial, technical and marketing resources. As a result, they may be able to respond more quickly to new or emerging technologies and changes in customer requirements, or to devote greater resources to the development and promotion of their mobile games. There can be no assurance that we will be able to compete successfully against current or future competitors or that competitive pressure will not have a material adverse effect on our business, operating results and financial condition.

EMPLOYEES; IDENTIFICATION OF CERTAIN SIGNIFICANT EMPLOYEES.

We are a development stage company and currently have no employees. Dr. Elmedina Adzemovic, our sole officer and director handles the Company’s day-to-day operations. We intend to hire employees on an as needed basis.

INSURANCE

We do not maintain any insurance and do not intend to maintain insurance in the future. Because we do not have any insurance, if we are made a party of a legal action, we may not have sufficient funds to defend the litigation. If that occurs a judgment could be rendered against us that could cause us to cease operations.

OFFICES

The Company’s principal offices are located at Waiblingerstrasse 34, Stuttgart, Germany  70372.

GOVERNMENT REGULATION

We will be required to comply with all regulations, rules and directives of governmental authorities and agencies in any jurisdiction which we would conduct activities in the future. As of now there are no required government approvals present that we need approval from or any existing government regulation on our business.

We currently have not obtained any copyrights, patents or trademarks. We do not anticipate filing any copyright or trademark applications related to any assets over the next 12 months.

Research And Development Expenditures

We have not incurred any research expenditures since our incorporation.

Patents And Trademarks

We do not own, either legally or beneficially, any patent or trademark.

Reports to Security Holders

We file annual, quarterly and current reports and other information with the Securities and Exchange Commission.  You may read and copy any reports, statement or other information that we file with the Commission at the Commission's public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the Commission at (202) 551-8090 for further information on the public reference room.  These Commission filings are also available to the public from commercial document retrieval services and at the Internet site maintained by the Commission at http://www.sec.gov.

RISK FACTORS

The following are some of the important factors that could affect our financial performance or could cause actual results to differ materially from estimates contained in our forward-looking statements.  We may encounter risks in addition to those described below.  Additional risks and uncertainties not currently known to us, or that we currently deem to be immaterial, may also impair or adversely affect our business, financial condition or results of operation.

Because our auditors have issued a going concern opinion, there is substantial uncertainty we will continue operations in which case you could lose your investment.

In their report dated August 26, 2013, our independent registered public accounting firm, Thomas J. Harris, CPA, stated that our financial statements for the year ended July 31, 2013, were prepared assuming the Company will continue as a going concern. This means that there is substantial doubt that we can continue as an ongoing business. For the period from inception (November 13, 2012) to April 30, 2014, we incurred a net loss of $35,308. We will need to generate significant revenue in order to achieve profitability and we may never become profitable. The going concern paragraph in the independent auditor’s report emphasizes the uncertainty related to our business as well as the level of risk associated with an investment in our common stock. We intend to use the net proceeds from this offering to develop our business operations. To implement our plan of operations we require a minimum funding of $100,000 for the next twelve months.

We have a very limited history of operations and accordingly there is no track record that would provide a basis for assessing our ability to conduct successful commercial activities. We may not be successful in carrying out our business objectives.

We were incorporated on November 13, 2012 and to date, have been involved primarily in organizational activities and obtaining financing. Accordingly we have no track record of successful business activities, strategic decision making by management, fund-raising ability, and other factors that would allow an investor to assess the likelihood that we will be successful as a development stage company which was formed to engage in the development and sale of mobile games for the Apple and Android platforms. For the period from inception (November 13, 2012) to April 30, 2014, we incurred a net loss of $35,308.  Mobile game development companies often fail to achieve or maintain successful operations, even in favorable market conditions. There is a substantial risk that we will not be successful in our development activities, or if initially successful, in thereafter generating any operating revenues or in achieving profitable operations.

We depend to a significant extent on certain key personnel, the loss of any of whom may materially and adversely affect our company.

Currently, we have only one employee, Dr. Elmedina Adzemovic, who is also the sole officer and director of our company. We depend entirely on Dr. Adzemovic for all of our operations. The loss of Dr. Adzemovic would have a substantial negative effect on our company and may cause our business to fail.  The loss of Dr. Adzemovic’s services could prevent us from completing the development of our plan of operation and our business. In the event of the loss of services of such personnel, no assurance can be given that we will be able to obtain the services of adequate replacement personnel.

We do not have any employment agreements or maintain key person life insurance policies on our sole officer and director. We do not anticipate entering into employment agreements with them or acquiring key man insurance in the foreseeable future.

We have limited business, sales and marketing experience in our industry.

We have not completed the development of our product and have yet to generate revenues. While we have plans for marketing our prospective mobile games for the Apple and Android platforms, there can be no assurance that such efforts will be successful. There can be no assurance that our proposed plan to model to sell mobile games for the Apple and Android platforms will gain wide acceptance in its target market or that we will be able to effectively market our mobile games. Additionally, we are a development stage company with no prior experience in our industry. We are entirely dependent on the services of our President, Dr. Adzemovic, to build our customer base. Our company has no prior experience which it can rely upon in order to garner its first prospective customers to use our prospective mobile games. Prospective customers will be less likely to purchase our mobile games than a competitor’s because we have no prior experience in our industry.

We may not be able to compete effectively against our competitors.

We expect to face strong competition from well-established companies and small independent companies like our self that may result in price reductions for the mobile games that we plan to sell. We will be at a competitive disadvantage in obtaining the facilities, employees, financing and other resources required to provide mobile game products demanded by prospective customers. Our opportunity to obtain customers may be limited by our financial resources and other assets. We expect to be less able than our larger competitors to cope with generally increasing costs and expenses of doing business.

Our business model may not be sufficient to ensure our success in our intended market.

Our survival is currently dependent upon the success of our efforts to gain market acceptance of online games that will ultimately represent a very small segment in our targeted industry when it is completed. Should our target market not be as responsive to our game as we anticipate, we may not have in place alternate products or services that we can offer to ensure our survival.

While many new products, such as the one that we are planning, are regularly introduced, only a relatively small number of mobile games account for a significant portion of net revenue in our industry. Our product may not be a desired for purchase by consumers, or competitors may develop titles that imitate or compete with our prospective mobile games, and take our targeted revenue stream away from us or reduce our ability to command profitable revenue streams for our game. Mobile game products published by our competitors may take a larger share of our target market than we anticipate, which could cause our game revenue streams to fall below our expectations. If our competitors develop more successful products or offer competitive products at lower price, our revenue, margins, and profitability will decline.

Current management’s lack of experience in and with mobile game development means that it is difficult to assess, or make judgments about, our potential success.

Our sole officer and director has no prior experience with or ever been employed in a job involving developing and operating a business which develops and sells mobile games. With no direct training in a business which develops and sells mobile games, our sole officer and director may not be fully aware of many of the specific requirements related to a business which develops and sells mobile games. Consequently, our operations, earnings, and ultimate financial success could suffer irreparable harm due to our sole officer and director’ future possible mistakes, lack of sophistication, judgment or experience in operating a business which develops and sells mobile games.

As a result of her inexperience in our current business, the Company’s sole director may have to consider changing the Company’s business to one in which she has expertise.

Since the majority of our shares of common stock are owned by our sole officer and director, our other stockholders may not be able to influence control of the Company or decision making by management of the Company, and as such, our sole officer and director may have a conflict of interest with the minority shareholders at some time in the future.

Our sole officer and director beneficially owns approximately 57.8% of our outstanding common stock. The interests of our sole officer and director may not be, at all times, the same as that of our other shareholders. Our sole officer and director is not simply a passive investor but is also an executive officer of the Company, and as such her interests as an executive may, at times be adverse to those of passive investors. Where those conflicts exist, our shareholders will be dependent upon our director exercising, in a manner fair to all of our shareholders, her fiduciary duties as officer or as member of the Company’s board of directors. Also, our sole officer and director will have the ability to control the outcome of most corporate actions requiring shareholder approval, including the sale of all or substantially all of our assets and amendments to our Articles of Incorporation. This concentration of ownership may also have the effect of delaying, deferring or preventing a change of control of us, which may be disadvantageous to minority shareholders.

Technology changes rapidly in our business and if we fail to anticipate or successfully implement new technologies or the manner in which people play our game, the quality, timeliness and competitiveness of our products and services will suffer.

Rapid technology changes in our industry require us to anticipate, sometimes years in advance, which technologies we must implement and take advantage of in order to make our products and services competitive in the market. Therefore, we must start our product development with a range of technical development goals that we hope to be able to achieve. We may not be able to achieve these goals, or our competition may be able to achieve them more quickly and effectively than we can. In either case, our products and services may be technologically inferior to our competitors’, less appealing to consumers, or both. If we cannot achieve our technology goals within the original development schedule of our products and services, then we may delay their release until these technology goals can be achieved, which may delay or reduce revenue and increase our development expenses. Alternatively, we may increase the resources employed in research and development in an attempt to accelerate our development of new technologies, either to preserve our product or service launch schedule or to keep up with our competition, which would increase our development expenses. Any such failure to adapt to, and appropriately allocate resources among, emerging technologies would harm our competitive position, reduce our market share and significantly increase the time we take to bring our product to market.

We will be dependent on third parties to develop our mobile game. Any increase in the amounts we have to pay to have our game developed or any delay or interruption in production would negatively affect both our ability to make a timely introduction, generate revenues and our results of operations.

We are planning to use third parties to develop our game. We will have less control over third parties because we cannot control their personnel, schedule or resources. It will be more difficult to detect design faults and software errors. Any such fault or error could cause delays in delivering our product or require design modifications delays or defects would likely have a more detrimental impact on our business than if we were a more established company.

Any of these factors could cause a game not to meet our quality standards or expectations, or not to be completed on time or at all. If this happens, we could lose anticipated revenues, or our entire investment in our game.

If we are unable to complete the development of our online game we will not be able to generate revenues and you will lose your investment.

We have not completed development of our game and we have no revenues from the sale or use of our game. The success of our proposed business will depend on the completion and the acceptance of our game by the general public. Achieving such acceptance will require significant marketing investment. Our game, once developed and tested, may not be accepted by our players at sufficient levels to support our operations and build our business. If our game is not accepted at sufficient levels, our business will fail.

We currently have no protection by any trademarks, patents and/or other intellectual property registrations. If we are unable to protect our intellectual property rights, our proposed business will fail.

We have not applied for any trademark, patent or other intellectual property registration with any governmental agency for our name or for our software product. At present we are planning to enter into non-disclosure agreements with employees to protect our technology. Despite our precautions taken to protect our proposed software programs, unauthorized parties may attempt in the future to reverse engineer, copy or obtain and use our game. If they are successful we could lose our technology or they could develop similar programs, which could create more competition for us and even cause our proposed business operations to fail.

Because we are a shell company, it will likely be difficult for us to obtain additional financing by way of private offerings of our securities.

We are a “shell company” within the meaning of Rule 405, promulgated pursuant to Securities Act, because we have nominal assets and nominal operations. Accordingly, the holders of securities purchased in private offerings of our securities we make to investors will not be able to rely on the safe harbor from being deemed an underwriter under SEC Rule 144 in order to resell their securities. This will likely make it more difficult for us to attract additional capital through subsequent unregistered offerings because purchasers of securities in such unregistered offerings will not be able to resell their securities in reliance on Rule 144, a safe harbor on which holders of restricted securities usually rely to resell securities.

We are subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, which require us to incur audit fees and legal fees in connection with the preparation of such reports. These additional costs will negatively affect our ability to earn a profit.

We are required to file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the rules and regulations thereunder. In order to comply with such requirements, our independent registered auditors will have to review our financial statements on a quarterly basis and audit our financial statements on an annual basis.  The Company will register its shares of common stock as a class of securities under the Securities Exchange Act of 1934 by filing a registration statement on Form 8-A.  Moreover, our legal counsel will have to review and assist in the preparation of such reports. Factors such as the number and type of transactions that we engage in and the complexity of our reports cannot accurately be determined at this time and may have a major negative effect on the cost and amount of time to be spent by our auditors and attorneys. However, the incurrence of such costs will obviously be an expense to our operations and thus have a negative effect on our ability to meet our overhead requirements and earn a profit.

However, for as long as we remain an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We intend to take advantage of these reporting exemptions until we are no longer an “emerging growth company.”

We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (A) following the fifth anniversary of our first sale of common equity securities pursuant to an effective registration statement, (B) in which we have total annual gross revenue of at least $1.0 billion, or (C) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Rule 12b-2 of the Securities Exchange Act of 1934, as amended, defines a “smaller reporting company” as an issuer that is not an investment company, an asset-backed issuer), or a majority-owned subsidiary of a parent that is not a smaller reporting company and that:

•

Had a public float of less than $75 million as of the last business day of its most recently completed second fiscal quarter, computed by multiplying the aggregate worldwide number of shares of its voting and non-voting common equity held by non-affiliates by the price at which the common equity was last sold, or the average of the bid and asked prices of common equity, in the principal market for the common equity; or

•

In the case of an initial registration statement under the Securities Act or Exchange Act for shares of its common equity, had a public float of less than $75 million as of a date within 30 days of the date of the filing of the registration statement, computed by multiplying the aggregate worldwide number of such shares held by non-affiliates before the registration plus, in the case of a Securities Act registration statement, the number of such shares included in the registration statement by the estimated public offering price of the shares; or

•

In the case of an issuer whose public float as calculated under paragraph (1) or (2) of this definition was zero, had annual revenues of less than $50 million during the most recently completed fiscal year for which audited financial statements are available.

We qualify as a smaller reporting company, and so long as we remain a smaller reporting company, we benefit from the same exemptions and exclusions as an emerging growth company. In the event that we cease to be an emerging growth company as a result of a lapse of the five year period, but continue to be a smaller reporting company, we would continue to be subject to the exemptions available to emerging growth companies until such time as we were no longer a smaller reporting company.

After, and if ever, we are no longer an “emerging growth company,” we expect to incur significant additional expenses and devote substantial management effort toward ensuring compliance with those requirements applicable to companies that are not “emerging growth companies,” including Section 404 of the Sarbanes-Oxley Act.

We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart our Business Startups Act of 2012, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. We cannot predict if investors will find our common stock less attractive because we will rely on these exemptions. If some investors find our common stock less attractive as a result, there may be a less active trading market for our common stock and our stock price may be more volatile.

Under the Jumpstart Our Business Startups Act, “emerging growth companies” can delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves to this exemption from new or revised accounting standards and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

Since our sole officer and director has the ability to be employed by or consult for other companies, her other activities could slow down our operations.

Dr. Elmedina Adzemovic, our sole officer and director, is not required to work exclusively for us and does not devote all of her time to our operations. Therefore, it is possible that a conflict of interest with regard to her time may arise based on her employment by other companies. Dr. Adzemovic’s other activities may prevent her from devoting full-time to our operations which could slow our operations and may reduce our financial results because of the slowdown in operations. It is expected that Dr. Adzemovic will devote between 5 and 10 hours per week to our operations on an ongoing basis, and when required will devote whole days and even multiple days at a stretch if our operations increase. We do not have any written procedures in place to address conflicts of interest that may arise between our business and the business activities of our sole officer and director.

We have no employment or compensation agreements with our sole officer and director, and as such, she may have little incentive to devote time and energy to the operation of the Company.

Dr. Elmedina Adzemovic, our sole officer and director is not subject to any employment or compensation agreement with the Company. Therefore, it is possible that she may decide to focus her efforts on other projects or companies which have a higher economic benefit to her. Currently, Dr. Adzemovic is not obligated to spend any time at all on Company business and could opt to leave the Company for other opportunities or focus on other business which could negatively impact the Company’s ability to succeed. We do not have any expectation that our sole officer and director will enter into an employment or compensation agreement with the Company in the foreseeable future and the loss of her would be highly detrimental to our ability to conduct ongoing operations.

The lack of public company experience of our management could adversely impact our ability to comply with the reporting requirements of U.S. securities laws.

Our sole officer and director lacks public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by Sarbanes-Oxley Act of 2002. Dr. Elmedina  Adzemovic, our sole officer and director, has never been responsible for managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Any such deficiencies, weaknesses or lack of compliance could have a materially adverse effect on our ability to comply with the reporting requirements of the Securities Exchange Act of 1934 which is necessary to maintain our public company status. If we were to fail to fulfill those obligations, our ability to continue as a U.S. public company would be in jeopardy in which event you could lose your entire investment in our company.

It will be extremely difficult to acquire jurisdiction and enforce liabilities against our officers, directors and assets outside the United States.

Substantially all of our assets are currently located outside of the United States.  Additionally, our sole officer and director resides outside of the United States, in Stuttgart, Germany.  As a result, it may not be possible for United States investors to enforce their legal rights, to effect service of process upon our sole officer and director or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws.

RISKS RELATING TO OUR COMMON STOCK

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 75,000,000 shares of common stock. As of the date of this report, the Company had 2,940,000 shares of common stock outstanding. Accordingly, we may issue up to an additional 72,060,000 shares of common stock. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares when desired.

The quotation price of our common stock may be volatile, with the result that an investor may not be able to sell any shares acquired at a price equal to or greater than the price paid by the investor.

Our common shares are quoted on the OTCBB under the symbol “OVET”.  Companies quoted on the OTCBB have traditionally experienced extreme price and volume fluctuations.  In addition, our stock price may be adversely affected by factors that are unrelated or disproportionate to our operating performance.  Market fluctuations, as well as general economic, political and market conditions such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock.  As a result of this potential volatility and potential lack of a trading market, an investor may not be able to sell any of our common stock that they acquire at a price equal or greater than the price paid by the investor.

Because our stock is a penny stock, shareholders will be more limited in their ability to sell their stock.

The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks.  Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or quotation system.  Because our securities constitute “penny stocks” within the meaning of the rules, the rules apply to us and to our securities.  The rules may further affect the ability of owners of shares to sell our securities in any market that might develop for them.  As long as the trading price of our common stock is less than $5.00 per share, the common stock will be subject to Rule 15g-9 under the Exchange Act.  The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the SEC, that:

1.

contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading;

2.

contains a description of the broker’s or dealer’s duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of securities laws;

3.

contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price;

4.

contains a toll-free telephone number for inquiries on disciplinary actions;

5.

defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and

6.

contains such other information and is in such form, including language, type, size and format, as the SEC shall require by rule or regulation.

The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with: (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statements showing the market value of each penny stock held in the customer’s account.  In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitably statement.  These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

PLAN OF OPERATION

Overview

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

Existing working capital, further advances and debt instruments, and anticipated cash flow are expected to be adequate to fund our operations over the next twelve months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of our public offering of 1,240,000 shares at $0.02 per share which was terminated on June 19, 2014.  In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to developmental expenses associated with a start-up business and marketing expenses. We intend to finance these expenses with further issuances of securities. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

RESULTS OF OPERATIONS

Year End Summary

We are a development stage company and have not generated any revenue to date. We have incurred recurring losses to date. Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation. We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities. As of April 30, 2014 we sold 1,240,000 free-trading shares registered by our Registration Statement on Form S-1 under an offering that was terminated on June 19, 2014.

We have had no operating revenues since our inception on November 13, 2012, through July 31, 2013. Our activities were financed from the sales of common stock of our former sole officer and director for aggregate proceeds of $6,000. From our inception to July 31, 2013 we have raised a total of $6,000 from private offerings of our common stock.

For the year ended July 31, 2013, we incurred operating expenses of $173, consisting of $173 of general and administrative expenses.

For the period from inception on November 13, 2012 to July 31, 2013, we incurred operating costs of $173.

LIQUIDITY AND CAPITAL RESOURCES

At July 31 and December 2, 2013, we had a cash balance of $5,927. Our expenditures over the next 12 months are expected to be approximately $100,000.

We have no revenues, and based on our current cash position, we do not have sufficient current cash to cover our expenses for filing required quarterly and annual reports with the Securities and Exchange Commission or to fund our plan of operation. We must raise approximately $100,000, to complete our plan of operation for the next 12 months. Additional funding will likely come from equity financing from the sale of our common stock, if we are able to sell such stock. If we are successful in completing an equity financing, existing shareholders will experience dilution of their interest in our Company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our plan of operation. In the absence of such financing, our business will fail.    There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our plan of operation for the next 12 months and our business will fail.

GOING CONCERN CONSIDERATION

We have not generated any revenues since inception. As of July 31, 2013, the Company had accumulated losses of $173. Our independent auditors included an explanatory paragraph in their report on the accompanying financial statements regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors. Our financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

OFF BALANCE SHEET ARRANGEMENTS.

We have no off-balance sheet arrangements including arrangements that would affect our liquidity, capital resources, market risk support and credit risk support or other benefits.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Description of Business

The Company was incorporated under the laws of the State of Nevada on November 13, 2012 and intends to commence operations in the business of mobile game development.  The Company is in the development stage as defined under Statement on Financial Accounting Standards Accounting Standards Codification FASB ASC 915-205 “Development-Stage Entities.”  Since inception through July 31, 2013 the Company has accumulated losses of $173.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

The Company’s bank accounts are deposited in insured institutions. The funds are insured up to $250,000. At July 31, 2013 the Company’s bank deposits did not exceed the insured amounts.

Basic Income (Loss) Per Share

The Company computes loss per share in accordance with “ASC-260”, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period.  Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

The Company has declared a 24-for-1 forward split by way of stock dividend to be effective Monday, July 28, 2014, subject to FINRA approval.  Each stockholder of record as at Friday, July 25, 2014 (the “Record Date”) will be issued 23 additional shares for every one share of common stock of the Company held by them.

Income Taxes

The Company follows the liability method of accounting for income taxes.  Under this method, deferred income tax assets and liabilities are recognized for the estimated tax consequences attributable to differences between the financial statement carrying values and their respective income tax basis (temporary differences).  The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during as at July 31, 2013.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).  The Company has adopted July 31 fiscal year end.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Recent Accounting Pronouncements

We have reviewed all the recent accounting pronouncements issued to date of the issuance of these financial statements, and we do not believe any of these pronouncements will have a material impact on the company.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Stock-Based Compensation

As of July 31, 2013 the Company has not issued any stock-based payments to its employees. Stock-based compensation is accounted for at fair value in accordance with SFAS No. 123 and 123R (ASC 718).  To date, the Company has not adopted a stock option plan and has not granted any stock options.

Revenue Recognition

The Company will recognize revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Other Recently Issued, but not yet Effective Accounting Pronouncements

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying financial statements.

THREE MONTHS AND NINE MONTHS SUMMARY FOR THE PERIOD ENDED APRIL 30, 2014

RESULTS OF OPERATION

We are a development stage company and have not generated any revenue to date. We have incurred recurring losses to date. Our financial statements have been prepared assuming that we will continue as a going concern and, accordingly, do not include adjustments relating to the recoverability and realization of assets and classification of liabilities that might be necessary should we be unable to continue in operation. We expect we will require additional capital to meet our long term operating requirements. We expect to raise additional capital through, among other things, the sale of equity or debt securities. As of April 30, 2014 we sold 1,240,000 free-trading shares registered by our Registration Statement on Form S-1.

NINE MONTH PERIOD ENDED APRIL 30, 2014 COMPARED TO THE PERIOD FROM INCEPTION (NOVEMBER 13, 2012) TO APRIL 30, 2014

Our net loss for the nine month period ended April 30, 2014 was $35,135 compared to a net loss of $35,308 during the period from inception (November 13, 2012) to April 30, 2014. During the nine month period ended April 30, 2014 we did not generate any revenue.

During the nine month period ended April 30, 2014, we incurred general and administrative expenses of $35,135 compared to $35,308 incurred during the period from inception (November 13, 2012) to April 30, 2014.  General and administrative expenses incurred during the nine month period ended April 30, 2014 were generally related to corporate overhead, financial and administrative contracted services, such as legal and accounting, developmental costs, and marketing expenses.

LIQUIDITY AND CAPITAL RESOURCES

NINE MONTH PERIOD ENDED APRIL 30, 2014

As of April 30, 2014, our current assets were $5,592 compared to $10,927 in current assets at July 31, 2013. Current assets were comprised of $5,592 in cash. As of April 30, 2014, our current liabilities were $10,100. Current liabilities were comprised of $10,100 in advances from a Director.

Stockholders’ deficit was $4,508 as of April 30, 2014 compared to stockholder’s equity of $5,827 as of July 31, 2013.

CASH FLOWS FROM OPERATING ACTIVITIES

We have not generated positive cash flows from operating activities. For the nine month period ended April 30, 2014, net cash flows used in operating activities was $30,135 consisting of a net loss of $35,135 and decrease in prepaid expenses of $5,000. Net cash flows used in operating activities was $35,308 for the period from inception (November 13, 2012) to April 30, 2014.

CASH FLOWS FROM FINANCING ACTIVITIES

We have financed our operations primarily from either advances from shareholders or the issuance of equity instruments. For the nine month period ended April 30, 2014, cash flows provided by financing activities was a $29,800 received from proceeds from sale of common stock and advances from a shareholder.  For the period from inception (November 13, 2012) to April 30, 2014, net cash provided by financing activities was $40,900 from proceeds from sale of common stock and advances from a shareholder.

PLAN OF OPERATION AND FUNDING

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

Existing working capital, further advances, and anticipated cash flow are expected to be adequate to fund our operations over the next Nine months. We have no lines of credit or other bank financing arrangements. Generally, we have financed operations to date through the proceeds of the private placement of equity. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to developmental expenses associated with a start-up business and marketing expenses. We intend to finance these expenses with further issuances of securities. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations.

MATERIAL COMMITMENTS

As of April 30, 2014, we had no material commitments.

PURCHASE OF SIGNIFICANT EQUIPMENT

We do not intend to purchase any significant equipment during the next twelve months.

OFF-BALANCE SHEET ARRANGEMENTS

As of the date of this Report, we do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

GOING CONCERN

The independent auditors' audit report accompanying our July 31, 2013 financial statements contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. The financial statements have been prepared "assuming that we will continue as a going concern," which contemplates that we will realize our assets and satisfy our liabilities and commitments in the ordinary course of business.

PROPERTIES

We do not hold or rent any properties.  At the present time, we share office space with our President and Director which she provides at no cost to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of July 2, 2014 by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and each of our named executive officers (as defined under Item 402(m)(2) of Regulation S-K), and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Elmedina Adzemovic CEO, CFO, President, Secretary, Treasurer & Director	1,700,000 Shares (direct)	57.8%
Common Stock	All Officers and Directors as a Group (1 person)	1,700,000 Shares	57.8%
5% SHAREHOLDERS
Common Stock	Elmedina Adzemovic CEO, CFO, President, Secretary, Treasurer & Director Waiblingerstrasse 34 Stuttgart, Germany 70372	1,700,000 Shares (direct)	57.8%
Common Stock	Heinz Weiler Lenzhalde 32 Esslingen, Germany 73732	171,034 Shares (direct)	5.8%

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.  Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares).  In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided.  In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on July 2, 2014.  As of July 2, 2014, there were 2,940,000 shares of our common stock issued and outstanding.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name and positions of our sole executive officer and director.

Name	Age	Positions
Dr. Elmedina Adzemovic	48	President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer and Sole Director

Set forth below is a brief description of the background and business experience of our sole executive officer and director:

Dr. Elmedina Adzemovic was appointed the Company’s Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and a Director on May 22, 2014.  Dr. Adzemovic has worked for over ten years as a general practitioner, specializing in old age care and palliative care.  Dr. Adzemovic does not hold, and has not previously held, any directorships in any other reporting companies

Dr. Adzemovic provides her services on a part-time basis as required for our business.  Dr. Adzemovic presently commits approximately 6 to 8 hours a week of her business time to our business.

Significant Employees

We have no significant employees other than our sole executive officer and director.

Terms of Office

Our sole director is elected to hold office until the next annual meeting of the shareholders and until her respective successor(s) has been elected and qualified.  Our sole executive officer is appointed by our board of directors and holds office until removed by our board of directors or until her successor(s) is appointed.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid or accrued to our named executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K , and to our directors, during our last two completed fiscal years.

SUMMARY COMPENSATION TABLE
Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Pavel Rozum Former Director and Former Executive Officer(1)	2013	$0	$0	$0	$0	$0	$0	$0	$0

Notes:

(1)

Mr. Rozum resigned as the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer on May 22, 2014.

(2)

Dr. Elmedina Adzemovic was appointed the Company’s Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer on May 22, 2014.  There is no compensation arrangement in place between the Company and Dr. Adzemovic.

Outstanding Equity Awards at Fiscal Year End

As at July 31, 2013, we had no outstanding equity awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, in the last two years, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•

Any of our directors or officers;

•

Any person proposed as a nominee for election as a director;

•

Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;

•

Any of our promoters; and

•

Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

On November 13, 2012, we offered and sold 6,000,000 shares of common stock to Pavel Rozum, our former President, Secretary, Treasurer and sole Director, at a purchase price of $0.001 per share, for aggregate proceeds of $6,000.

During the period November 13, 2012 (inception) to July 31, 2013, Mr. Rozum loaned $5,100 to the Company to pay for general and administrative expenses. This loan is non-interest bearing, due upon demand and unsecured.

Director Independence

Our common stock is quoted on the OTC Bulletin Board inter-dealer quotation system, which does not have director independence requirements.  Under NASDAQ Rule 5605(a)(2), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation.  Our sole director, Dr. Elmedina Adzemovic, is also our sole executive officer.  As a result, we do not have any independent directors.

As a result of our limited operating history and minimal resources, our management believes that it will have difficulty in attracting independent directors.  In addition, we would likely be required to obtain directors and officers insurance coverage in order to attract and retain independent directors.  Our management believes that the costs associated with maintaining such insurance is prohibitive at this time.

LEGAL PROCEEDINGS

We are not a party to any material legal proceedings and, to our knowledge, no such proceedings are threatened or contemplated.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares are quoted on the OTC Bulletin Board under the symbol “OVET”.  The high and the low prices for our shares for each of our last six fiscal quarters were:

Quarter Ended	High	Low
Fiscal Year 2014
July 31, 2014
April 30, 2014	N/A	N/A
January 31, 2014	N/A	N/A
October 31, 2013	N/A	N/A
Fiscal Year 2013
July 31, 2013	N/A	N/A
April 30, 2013	N/A	N/A
January 31, 2013	N/A	N/A

Although our shares have been eligible for quotation on the OTC Bulletin Board since February 5, 2014, no information on the high, low and bid prices for our common stock was available from the OTC Bulletin Board for the fiscal quarters provided above or as of the date of this Current Report on Form 8-K. Our shares are quoted under the symbol “OVET”. OTC Bulletin Board quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions.

Registered Holders of Our Common Stock

As of July 2, 2014, there were 28 registered holders of our common stock.  We believe that a number of stockholders hold stock on deposit with their brokers or investment bankers registered in the name of stock depositories.

Dividends

The Company has declared a 24-for-1 forward split by way of stock dividend to be effective Monday, July 28, 2014, subject to FINRA approval.  Each stockholder of record as at Friday, July 25, 2014 (the “Record Date”) will be issued 23 additional shares for every one share of common stock of the Company held by them.

We have neither declared nor paid any cash dividends on our capital stock since our inception and do not contemplate paying cash dividends in the foreseeable future.  It is anticipated that earnings, if any, will be retained for the operation of our business.  Our board of directors will determine future dividend declarations and payments, if any, in light of the then-current conditions they deem relevant and in accordance with the Nevada Revised Statutes.

There are no restrictions in our articles of incorporation or in our bylaws which prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of a dividend:

(a)

We would not be able to pay our debts as they become due in the usual course of business; or

(b)

Our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving distributions.

RECENT SALES OF UNREGISTERED SECURITIES

Within the past two years we have issued and sold the following securities without registration:

On March 28, 2013, we issued pursuant to the terms of a stock subscription agreement, 6,000,000 shares of common stock to Pavel Rozum, our former President, Secretary, Treasurer and a Director, at a purchase price of $0.001 per share, for aggregate proceeds of $6,000.

The foregoing offering was made to a non-U.S. person, offshore of the U.S., with no directed selling efforts in the U.S., where offering restrictions were implemented in transactions pursuant to the exclusion from registration provided by Rule 903(b)(3) of Regulation S of the Securities Act.

DESCRIPTION OF REGISTRANT’S SECURITIES

GENERAL

There is no established public trading market for our common stock. Our authorized capital stock consists of 75,000,000 shares of common stock, with $0.001 par value per share. As of July 2, 2014, there were 2,940,000 shares of our common stock issued and outstanding that were held by 28 stockholders of record.

COMMON STOCK

The following is a summary of the material rights and restrictions associated with our common stock. This description does not purport to be a complete description of all of the rights of our stockholders and is subject to, and qualified in its entirety by, the provisions of our most current Articles of Incorporation and Bylaws, which were included as exhibits to our Registration Statement on Form S-1 and incorporated by reference herein.

The holders of our common stock currently have (i) equal ratable rights to dividends from funds legally available therefore, when, as and if declared by the Board of Director of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs of the Company (iii) do not have pre-emptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights applicable thereto; and (iv) are entitled to one non-cumulative vote per share on all matters on which stock holders may vote.

Our Bylaws provide that at all meetings of the stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. On all other matters, except as otherwise required by Nevada law or the Articles of Incorporation, a majority of the votes cast at a meeting of the stockholders shall be necessary to authorize any corporate action to be taken by vote of the stockholders.    A “plurality” means the excess of the votes cast for one candidate over any other. When there are more than two competitors for the same office, the person who receives the greatest number of votes has a plurality.

We do not have any preferred stock authorized in our Articles of Incorporation, and we have no warrants, options or other convertible securities issued or outstanding.

NEVADA ANTI-TAKEOVER LAWS

The Nevada Business Corporation Law contains a provision governing “Acquisition of Controlling Interest.” This law provides generally that any person or entity that acquires 20% or more of the outstanding voting shares of a publicly-held Nevada corporation in the secondary public or private market may be denied voting rights with respect to the acquired shares, unless a majority of the disinterested stockholders of the corporation elects to restore such voting rights in whole or in part. The control share acquisition act provides that a person or entity acquires “control shares” whenever it acquires shares that, but for the operation of the control share acquisition act, would bring its voting power within any of the following three ranges: (1) 20 to 33 1/3%, (2) 33 1/3 to 50%, or (3) more than 50%. A “control share acquisition” is generally defined as the direct or indirect acquisition of either ownership or voting power associated with issued and outstanding control shares. The stockholders or board of directors of a corporation may elect to exempt the stock of the corporation from the provisions of the control share acquisition act through adoption of a provision to that effect in the Articles of Incorporation or Bylaws of the corporation. Our Articles of Incorporation and Bylaws do not exempt our common stock from the control share acquisition act. The control share acquisition act is applicable only to shares of “Issuing Corporations” as defined by the act. An Issuing Corporation is a Nevada corporation, which; (1) has 200 or more stockholders, with at least 100 of such stockholders being both stockholders of record and residents of Nevada; and (2) does business in Nevada directly or through an affiliated corporation.

At this time, we do not have 100 stockholders of record resident of Nevada. Therefore, the provisions of the control share acquisition act do not apply to acquisitions of our shares and will not until such time as these requirements have been met. At such time as they may apply to us, the provisions of the control share acquisition act may discourage companies or persons interested in acquiring a significant interest in or control of the Company, regardless of whether such acquisition may be in the interest of our stockholders.

The Nevada “Combination with Interested Stockholders Statute” may also have an effect of delaying or making it more difficult to effect a change in control of the Company. This statute prevents an “interested stockholder” and a resident domestic Nevada corporation from entering into a “combination,” unless certain conditions are met. The statute defines “combination” to include any merger or consolidation with an “interested stockholder,” or any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions with an “interested stockholder” having; (1) an aggregate market value equal to 5 percent or more of the aggregate market value of the assets of the corporation; (2) an aggregate market value equal to 5 percent or more of the    aggregate market value of all outstanding shares of the corporation; or (3) representing 10 percent or more of the earning power or net income of the corporation. An “interested stockholder” means the beneficial owner of 10 percent or more of the voting shares of a resident domestic corporation, or an affiliate or associate thereof. A corporation affected by the statute may not engage in a “combination” within three years after the interested stockholder acquires its shares unless the combination or purchase is approved by the board of directors before the interested stockholder acquired such shares. If approval is not obtained, then after the expiration of the three-year period, the business combination may be consummated with the approval of the board of directors or a majority of the voting power held by disinterested stockholders, or if the consideration to be paid by the interested stockholder is at least equal to the highest of: (1) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which he became an interested stockholder, whichever is higher; (2) the market value per common share on the date of announcement of the combination or the date the interested stockholder acquired the shares, whichever is higher; or (3) if higher for the holders of preferred stock, the highest liquidation value of the preferred stock. The effect of Nevada’s business combination law is to potentially discourage parties interested in taking control of the Company from doing so if they cannot obtain the approval of our board of directors.

RULE 144

As of the date of this Report, we have 2,940,000 shares of our common stock issued and outstanding. Our sole officer and director beneficially owns 1,700,000 shares of our common stock, approximately 57.8% of our issued and outstanding common stock, which shares are currently restricted.  The remaining 1,240,000 shares of our common stock outstanding were offered and sold in a registered offering and are not restricted.

At present, we are considered to be a shell company. If we subsequently cease to be a shell company and meet certain other requirements, our officer and director would be entitled to sell within any three month period a number of shares that does not exceed the greater of: 1% of the number of shares of our common stock then outstanding, or the average weekly trading volume of our common stock during the four calendar weeks, preceding the filing of a notice on Form 144 with respect to the sale for sales exceeding 5,000 shares or an aggregate sale price in excess of $50,000. If fewer shares at lesser value are sold, no Form 144 is required.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Bylaws and Articles of Incorporation provide that we shall, to the full extent permitted by the Nevada General Business Corporation Law, as amended from time to time (the “Nevada Corporate Law”), indemnify all of our directors and officers. Section 78.7502 of the Nevada Corporate Law provides in part that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of another corporation or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe her conduct was unlawful.

Similar indemnity is authorized for such persons against expenses (including attorneys’ fees) actually and reasonably incurred in defense or settlement of any threatened, pending or completed action or suit by or in the right of the corporation, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and provided further that (unless a court of competent jurisdiction otherwise provides) such person shall not have been adjudged liable to the corporation. Any such indemnification may be made only as authorized in each specific case upon a determination by the stockholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct. Under our Bylaws and Articles of Incorporation, the indemnitee is presumed to be entitled to indemnification and we have the burden of proof to overcome that presumption. Where an officer or a director is successful on the merits or otherwise in the defense of any action referred to above, we must indemnify him against the expenses which such officer or director actually or reasonably incurred. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING

AND FINANCIAL DISCLOSURE

None.

FINANCIAL STATEMENTS AND EXHIBITS.

Audited financial statements for the period from inception on November 31, 2012 to July 31, 2013 were previously filed on our Amendment No. 2 to Form S-1, filed with the SEC on December 4, 2013.

Interim financial statements for the three and nine months ended April 30, 2014, and the period from inception on November 31, 2012 to April 30, 2014, were previously filed on our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2014, filed with the SEC on May 19, 2014.

(d)

Exhibits

The following exhibits are either provided with this Current Report or are incorporated herein by reference:

Exhibit Number	Description of Exhibit
3.1	Articles of Incorporation of Registrant. (1)
3.2	Bylaws of the Registrant. (2)
10.1	Mobile Application Development and Intellectual Property Assignment Agreement, dated August 22, 2013, by and between Overtech Corp and Murad Guseinov. (1)

Notes:

(1)

Incorporated by reference to the Company’s Registration Statement on Form S-1 (File No. 333-191251), filed with the SEC on September 19, 2013.

(2)

Incorporated by reference to the Company’s Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-191251), filed with the SEC on November 21, 2013.

ITEM 7.01

REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The Company has declared a 24-for-1 forward split by way of stock dividend to be effective Monday, July 28, 2014, subject to FINRA approval.  Each stockholder of record as at Friday, July 25, 2014 (the “Record Date”) will be issued 23 additional shares for every one share of common stock of the Company held by them.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERTECH CORP
Date: July 8, 2014
	By:	/s/ Elmedina Adzemovic
Dr. Elmedina Adzemovic, Chief Executive Officer, Chief Financial Officer President, Secretary, Treasurer & Director

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